UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2016

ACCELERA INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53392	26-2517763
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20511 Abbey Dr. Frankfort, IL	60423
(Address of principal executive offices)	(Zip Code)

(866) 866-0758

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Termination Agreement with Blaise J. Wolfrum, MD

Accelera Innovations, Inc. (the “Company”), Blaise J. Wolfrum, M.D. (the “Seller”), and Behavioral Health Care Associates, Ltd., an Illinois corporation (the “Behavioral”) (collectively the “Parties”), entered into a Stock Purchase Agreement dated on or about November 20, 2013, First Amendment to the Stock Purchase Agreement dated February 24, 2014, Second Amendment to the Stock Purchase Agreement dated March 18, 2014, Third Amendment to the Stock Purchase Agreement dated May 30, 2014, Fourth Amendment to the Stock Purchase Agreement dated May 31, 2015, Employment Agreement and Employee Confidentiality, Non-Circumvention and Non-Solicitation Agreement dated on or about November 20, 2013, Stock Pledge and Escrow Agreement dated on or about November 20, 2013, Stock Power Certificate dated on or about November 20, 2013, Bill of Sale dated on or about November 20, 2013, Assignment of Stock dated on or about November 20, 2013, and other written and oral agreements or understandings relating to the aforementioned agreements (hereinafter collectively referred to as the “Stock Sale Agreement”).

On March 31, 2016, the Parties executed a Termination Agreement (the “Termination Agreement”) by which the Stock Sale Agreement was terminated effect as of January 1, 2016 except for the following Surviving Obligations:

A. The Parties agree and reaffirm their previous agreement that the Company has conveyed and transferred or shall convey or transfer Seventy Thousand (70,000) Shares of Stock in the Company. The Seller shall be fully vested in the Seventy Thousand (70,000) Shares of Stock upon the execution of this Agreement by all Parties. The Seventy Thousand (70,000) Shares of Stock shall be unrestricted and free trading stock and free and clear of all liens, security interests, pledges, restrictions, encumbrances, equities, claims, charges, voting agreements, voting trusts, proxies and rights of any kind, nature or description, except for restrictions imposed under federal securities laws.

B. The Company, at its sole cost and expense, shall immediately take any and all actions required to remove all restrictions on the Seventy Thousand (70,000) Shares of Stock in the Company, including, without limitation, the provision of an attorney opinion letter satisfactory to the Company to the extent legally permissible under federal securities laws.

C. The Parties agree that the Company has transferred or conveyed or shall transfer and convey Six Hundred Thousand (600,000) Shares of Stock in the Company. The Seller shall be fully vested the Six Hundred Thousand (600,000) Shares of Stock upon the execution of this Agreement by all Parties. The Six Hundred Thousand (600,000) Shares of Stock shall be free and clear of all liens, security interests, pledges, restrictions, encumbrances, equities, claims, charges, voting agreements, voting trusts, proxies and rights of any kind, nature or description, except for the terms and conditions of the Lock-Up and Leak-Out Agreement dated November 20, 2013 and restrictions imposed under federal securities laws.

D. The Company, at its sole cost and expense, shall take any and all actions required to remove all restrictions on the Six Hundred Thousand (600,000) Shares of Stock, including, without limitation, the provision of an attorney opinion letter satisfactory to the Company to the extent legally permissible under federal securities laws, subject to the terms and conditions of the Lock-Up and Leak-Out Agreement dated November 20, 2013.

E. The transfer of Shares from the Company to Seller is irrevocable and non-refundable under any circumstance. The Parties agree that the transfer of Shares from the Company to Seller shall not be deemed to be consideration under or pursuant to the Stock Sale Agreement.

In addition, the Seller agreed to permit the Company, at its sole cost and expense, to conduct a commercially reasonable audit of Behavioral consistent with the nature and scope of previous audits performed by the Company of Behavioral. Further, the Company agreed to file a Form 8-K with the U.S. Securities and Exchange Commission disclosing the terms of the Termination Agreement.

The foregoing description of the Termination Agreement are qualified in their entirety by reference to such agreements which is filed as Exhibit 10.1 hereto.

Resignation and Release Agreement with Blaise J. Wolfrum, MD

In conjunction with the Termination Agreement, the Company, Blaise J. Wolfrum, M.D., and Accelera Healthcare Management Service Organization, LLC (“Accelera Healthcare”) executed a Resignation and Release Agreement effective as of January 1, 2016 pursuant to which Blaise J. Wolfrum, M.D. resigned as manager and from any and all positions with Accelera Healthcare. Further, the Company and Accelera Healthcare, and any of their affiliates or other parties claiming by or through the Company or Accelera Healthcare, agreed to release and discharge Blaise J. Wolfrum, M.D., from any and all claims, actions, lawsuits, obligations, or liability, monetary or otherwise arising from or related to the Operating Agreement of Accelera Healthcare, his performance and actions as Manager of Accelera Healthcare, or any other issue or matter arising prior to or on the date of full execution of the resignation and Release Agreement. In addition, the Company and Accelera Healthcare, and any of their affiliates or other parties claiming by or through the Company or Accelera Healthcare, agreed not to make, commence, file, or assert against Blaise J. Wolfrum, M.D., any claim, lawsuit, action, or other request for relief arising from or related to the Operating Agreement of Accelera Healthcare, his performance and actions as Manager Accelera Healthcare, or any other issue or matter arising prior to or on the date of full execution of this Agreement.

The foregoing description of the Resignation and Release Agreement are qualified in their entirety by reference to such agreements which is filed as Exhibit 10.2 hereto.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In conjunction with the Termination Agreement, Dr. Wolfrum resigned as the President of Accelera Healthcare.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Termination Agreement by and among Accelera Innovations, Inc., Blaise J. Wolfrum, M.D., and Behavioral Health Care Associates, Ltd. dated March 31, 2016.

10.2	Resignation and Release Agreement by and among Accelera Innovations, Inc., Blaise J. Wolfrum, M.D., and Accelera Healthcare Management Service Organization, LLC effective as of January 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERA INNOVATIONS, INC.

Date: April 6, 2016	By:	/s/ Geoff Thompson
Geoff Thompson
Chairman of Board